Registration No. 33-
______________________________________________________________________________
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               TIME WARNER INC.
            (Exact name of registrant as specified in its charter)

       DELAWARE                                       13-1388520
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                  Identification Number)

                               75 Rockefeller Plaza
                      New York, New York           10019
        (Address of Principal Executive Offices) (Zip Code)

                    TIME WARNER INC. 1994 STOCK OPTION PLAN
                           (Full title of the Plan)

                              Peter R. Haje, Esq.
                 Executive Vice President and General Counsel
                               Time Warner Inc.
                             75 Rockefeller Plaza
                           New York, New York 10019
                    (Name and Address of agent for service)
                                (212) 484-8000
         (Telephone number, including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE


                                 PROPOSED    PROPOSED
                                 MAXIMUM     MAXIMUM
TITLE OF                         OFFERING    AGGREGATE        AMOUNT OF
SECURITIES TO    AMOUNT TO BE    PRICE PER   OFFERING         REGISTRATION
BE REGISTERED    REGISTERED(1)   SHARE(2)    PRICE(2)         FEE

Common Stock,
par value $1.00
per share(3)     5,876,713       $  -        $247,031,638.90  $85,183.33

(1) This Registration Statement also relates to an indeterminate number of additional shares of Common Stock pursuant to anti-dilution and adjustment provisions of the above referenced plan.

(2) Calculated pursuant to 457(c) and (h), based on the price at which outstanding options to purchase shares of the Registrant's Common Stock registered hereby are exercisable and on the average of the high and low prices of the Common Stock as reported on the New York Stock Exchange Composite Tape for April 3, 1996, on which day such average was $40.625 for the remainder of the shares registered hereby.

(3) This Registration Statement also pertains to Rights to Purchase Series A Participating Cumulative Preferred Stock ("Rights") of the Registrant. Upon the occurrence of certain prescribed events, one Right will be issued for each share of Common Stock. Until the occurrence of such events, the Rights are not exercisable, will be evidenced by the certificates for the Common Stock and will be transferred along with and only with the Common Stock.

                                    PART II

            The contents of the Registration Statements on Form S-8, Nos. 33-53213 and and 33-57667 and Post Effective Amendment No. 1 thereto as filed with the Securities and Exchange Commission on April 22, 1994, February 13, 1995 and February 14, 1995, respectively, are hereby incorporated herein by reference to the extent not replaced hereby.

ITEM 3.     INCORPORATION OF DOCUMENTS BY REFERENCE.

            The following documents filed with the Securities and Exchange Commission (the "Commission") by the Registrant (File No. 1-8637) pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") are hereby incorporated by reference in this Registration Statement:

            1. The Registrant's Annual Report on Form 10-K for the year ended December 31, 1995 (the "10-K");

            2. The Registrant's Current Reports on Form 8-K dated January 4, 1996, March 22, 1996 (the "8-K"),
                  March 25, 1996, April 3, 1996 and April 4, 1996;

            3. The description of the Registrant's Common Stock contained in Item 4 of its Registration Statement on Form 8-B filed with the Commission on December 8, 1983 pursuant to Section 12(b) of the Exchange Act, as amended from time to time; and

            4. The description of the Registrant's Rights to purchase Series A Participating Cumulative Preferred Stock, par value $1.00 per share, contained in
                  Item 1 of its Registration Statement on Form 8-A filed with the Commission on January 21, 1994 pursuant to Section 12(b) of the Exchange Act.

            All documents and reports subsequently filed by the Registrant pursuant to Sections 13(a) and (c), 14 or 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment to the Registration Statement which indicates that all securities offered hereby have been sold, or which deregisters all such securities remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents or reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein and to be a part hereof shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.     DESCRIPTION OF SECURITIES

            Not applicable.


ITEM 5.     INTERESTS OF NAMED EXPERTS AND COUNSEL.

            The consolidated financial statements and schedules of the Registrant and Time Warner Entertainment Company, L.P. as of December 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995 and the combined financial statements of the Time Warner Service Partnerships as of December 31, 1994 and 1993, and for the year ended December 31, 1994 and the period from September 15, 1993 (Inception) through December 31, 1993, which are incorporated herein and in the Prospectus relating hereto by reference to the 10-K, and the consolidated financial statements of Cablevision Industries Corporation as of December 31, 1995, and for the year then ended, which are incorporated herein and in the Prospectus relating hereto by reference to the 8-K, have been audited by Ernst
& Young LLP, independent auditors, as stated in their reports thereon incorporated herein by reference. Such financial statements and schedules have been incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

            The financial statements of Newhouse Broadcasting Cable Division of Newhouse Broadcasting Corporation and subsidiaries as of July 31, 1994 and 1993, and for each of the three years in the period ended July 31, 1994, and the financial statements of Vision Cable Division of Vision Cable Communications, Inc. and subsidiaries as of December 31, 1994 and 1993, and for each of the three years in the period ended December 31, 1994, which are incorporated herein and in the Prospectus relating hereto by reference to the 8-K, have been audited by Ernst & Young LLP, independent auditors as stated in their reports thereon incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

            The financial statements of Paragon Communications as of December 31, 1994 and 1993, and for each of the three years in the period ended December 31, 1994, which are incorporated herein and in the Prospectus relating hereto by reference to the 10-K, and the consolidated financial statements of Turner Broadcasting System, Inc. as of December 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995, which are incorporated herein and to the Prospectus relating hereto by reference to the 8-K, have been audited by Price Waterhouse LLP, independent auditors, as stated in their reports incorporated herein by reference. Such consolidated financial statements have been incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

            The consolidated financial statements of Cablevision Industries Corporation as of December 31, 1994, and for each of the two years in the period ended December 31, 1994, which are incorporated herein and in the Prospectus relating hereto by reference to the 8-K, have been audited by Arthur Andersen LLP, Independent Public Accountants, as stated in their report incorporated herein by reference. Such consolidated financial statements have been incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

            The consolidated financial statements of KBLCOM Incorporated as of December 31, 1994, and for each of the two years in the period ended December 31, 1994, which are incorporated herein and in the Prospectus relating hereto by reference to the 8-K, have been audited by Deloitte & Touche LLP, Independent Auditors, as stated in their reports incorporated herein by reference.
Such consolidated financial statements have been incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

            Legal matters in connection with the Common Stock offered hereby have been passed upon for the Registrant by Thomas W.
McEnerney, Vice President and Associate General Counsel of the
Registrant, 75 Rockefeller Plaza, New York, New York 10019.  Mr.
McEnerney beneficially owns less than .1% of the Common Stock of the Registrant.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

            Not applicable.


ITEM 8.  EXHIBITS.

            The exhibits listed on the accompanying Exhibit Index are filed or incorporated by reference as part of this Registration
Statement.

                          SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City and State of New York, on April 9, 1996.

                                      TIME WARNER INC.


                                      By /s/ Richard J. Bressler
                                        Name:   Richard J. Bressler
                                        Title:  Senior Vice President and
                                                Chief Financial Officer


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on April 9, 1996 in the capacities indicated.


         SIGNATURE                        TITLE

(i) Principal Executive Officer:

                *                         Director, Chairman of the Board
        (Gerald M. Levin)                 and Chief Executive Officer


(ii) Principal Financial Officer:

        Richard J. Bressler               Senior Vice President and Chief
        (Richard J. Bressler)             Financial Officer


(iii) Principal Accounting Officer:

         John A. LaBarca                  Vice President and Controller
        (John A. LaBarca)


(iv) Directors:

                 *
        (Merv Adelson)


                 *
        (Lawrence B. Buttenwieser)


                 *
        (Edward S. Finkelstein)

                 *
        (Beverly Sills Greenough)


                 *
        (Carla Hills)


                 *
        (David T. Kearns)


                 *
        (Henry Luce III)


                 *
        (Reuben Mark)



        (Michael A. Miles)


                 *
        (J. Richard Munro)


                 *
        (Richard D. Parsons)


                 *
        (Donald S. Perkins)


                 *
        (Raymond S. Troubh)


                 *
        (Francis T. Vincent)

Constituting a majority of the
Board of Directors

*By  Peter R. Haje
    (Peter R. Haje)
    (Attorney-in-Fact)

*Pursuant to Powers of Attorney
dated as of April 14, 1994

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                        DESCRIPTION                             PAGE

 4.1  Restated Certificate of Incorporation of the Registrant, as
      filed with the Secretary of State of the State of Delaware on May 26, 1993 (which is incorporated herein by reference to Exhibit 3 to the Registrant's Quarterly Report on
      Form 10-Q for the quarter ended June 30, 1993
      (File No. 1-8637) (the "June 1993 Form 10-Q")).                   *

 4.2  Specimen certificate of Common Stock, par value $1.00 per share, of the Registrant (which is incorporated herein by
      reference to Exhibit 4.1 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1991
      (File No. 1-8637)).                                               *

 4.3  Certificate of Ownership and Merger merging TWE Holdings
      Inc. into Time Warner Inc. as filed with the Secretary
      of State of the State of Delaware on October 13, 1993
      (which is incorporated herein by reference to Exhibit
      3.(i)(b) to the Registrant's Annual Report on Form 10-K
      for the year ended December 31, 1993 (File No. 1-8637)
      (the "1993 Form 10-K")).                                          *

 4.4  First Supplemental Indenture dated as of June 15, 1993, between the Registrant and Chemical Bank, as Trustee,
      to the Indenture dated as of January 15, 1993, between
      the Registrant and Chemical Bank, as Trustee, including
      as Exhibit A the form of Liquid Yield Option Note (TRADEMARK)
      due 2013 (which is incorporated herein by reference to
      Exhibit 4 to the June 1993 Form 10-Q).                            *

 4.5  By-laws of the Registrant, as amended through
      March 18, 1993 (which is incorporated herein by reference
      to Exhibit 3.4 to the Registrant's Annual Report on Form 10-K
      for the year ended December 31, 1992 (File No. 1-8637)).          *

 4.6  Certificate of the Voting Powers, Designations, Preferences
      and Relative Participating, Optional and Other Special Rights
      and Qualifications of Series A Participating Cumulative
      Preferred Stock of the Registrant as filed with the Secretary of State of the State of Delaware on January 26, 1994 (which is incorporated herein by reference to Exhibit 3.(i)(c) to
      the Registrant's 1993 Form 10-K).                                 *

 4.7  Rights Agreement dated as of January 20, 1994 between the
      Registrant and Chemical Bank, as Rights Agent (which is
      incorporated herein by reference to Exhibit 4(a) to the
      Registrant's Current Report on Form 8-K dated
      January 20, 1994).                                                *

 4.8  Certificate of the Voting Powers, Designations,
      Preferences and Relative, Participating, Optional
      or Other Special Rights, and Qualifications, Limitations
      or Restrictions thereof, of Series C Convertible
      Preferred Stock of the Registrant as filed with the
      Secretary of State of the State of Delaware on
      May 1, 1995 (which is incorporated herein by reference
      to Exhibit 3.(i)(d) to the Registrant's Annual Report on
      Form 10-K for the year ended December 31, 1995
      (File No. 1-8637)(the "1995 Form 10-K").                          *

 4.9  Certificate of the Voting Powers, Designations,
      Preferences and Relative, Participating, Optional
      or Other Special Rights, and Qualifications, Limitations
      or Restrictions thereof, of Series D Convertible
      Preferred Stock of the Registrant as filed with the
      Secretary of State of the State of Delaware on
      July 6, 1995 (which is incorporated herein by reference
      to Exhibit 3.(i)(e) to the Registrant's 1995 Form 10-K).          *

 4.10 Certificate of the Voting Powers, Designations,
      Preferences and Relative, Participating, Optional
      or Other Special Rights, and Qualifications, Limitations
      or Restrictions thereof, of Series E Convertible
      Preferred Stock of the Registrant as filed with the
      Secretary of State of the State of Delaware on
      January 4, 1996 (which is incorporated herein by
      reference to Exhibit 3.(i)(f) to the Registrant's
      1995 Form 10-K).                                                  *

 4.11 Certificate of the Voting Powers, Designations,
      Preferences and Relative, Participating, Optional
      or Other Special Rights, and Qualifications, Limitations
      or Restrictions thereof, of Series F Convertible
      Preferred Stock of the Registrant as filed with
      the Secretary of State of the State of Delaware
      on January 4, 1996 (which is incorporated herein by
      reference to Exhibit 3.(i)(g) to the Registrant's
      1995 Form 10-K).                                                  *

 4.12 Certificate of Designations of Series G Convertible
      Preferred Stock of the Registrant as filed with the
      Secretary of State of the State of Delaware on
      September 5, 1995 (which is incorporated herein by
      reference to Exhibit 4(a) to the Registrant's Current
      Report on Form 8-K dated August 31, 1995
      (the "August 1995 Form 8-K").                                     *

 4.13 Certificate of Designations of Series H Convertible
      Preferred Stock of the Registrant as filed with the
      Secretary of State of the State of Delaware on
      September 5, 1995 (which is incorporated herein by
      reference to Exhibit 4(b) to the Registrant's
      August 1995 Form 8-K).                                            *

 4.14 Certificate of Designations of Series I Convertible
      Preferred Stock of the Registrant as filed with the
      Secretary of State of the State of Delaware on
      October 2, 1995 (which is incorporated herein by
      reference to Exhibit 3.(i)(j) to the Registrant's
      1995 Form 10-K).                                                  *

 5. Opinion of Thomas W. McEnerney, Esq. regarding the legality of the securities being registered.

23.1  Consent of Ernst & Young, LLP independent auditors.

23.2 Consent of Price Waterhouse LLP, independent accountants, with respect to Paragon Communications.

23.3 Consent of Price Waterhouse LLP, independent accountants, with respect to Turner Broadcasting System, Inc.

23.4  Consent of Arthur Andersen LLP, Independent Public
      Accountants.

23.5  Consent of Deloitte & Touche LLP, Independent Auditors.

23.6 Consent of Thomas W. McEnerney, Esq. (included in Exhibit 5).

24.1  Powers of Attorney (which are incorporated herein
      by reference to Exhibit 24.1 to the Registrant's
      Registration Statement on Form S-8 (Registration
      No. 33-53213)).                                                    *